UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Fundrise Real Estate Interval Fund, LLC

(Exact name of registrant as specified in its charter)

Investment Company Act File Number: 811-23448

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Michelle A. Mirabal

Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Name and Address of Agent for Service)

Copies to:

Paul J. Delligatti, Esq.

Goodwin Procter LLP

1900 N Street, NW

Washington, D.C. 20036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 through June 30, 2021

Item 1.	Reports to Stockholders

Fundrise Real Estate Interval Fund, LLC

Semi-Annual Report

for the Six Months

Ended June 30, 2021

Fundrise Real Estate Interval Fund, LLC

Schedule of Investments

(unaudited)

(Amounts in thousands)

DESCRIPTION	As of June 30, 2021
Real Estate Co-Investment Joint Ventures – 88.1%

Single Family Residential – 46.6%
Fundrise SFR JV 1, LLC (1)(2)(3)
(Cost - $107,609)	$116,940
Fundrise SFR Dev JV 1, LLC (1)(2)(3)
(Cost - $9,912)	9,912
Total Single Family Residential (Cost - $117,521)	$126,852

Multi-family Residential – 38.9%
Fundrise MF JV 1, LLC (1)(2)
(Cost - $98,830)	$105,791

Industrial – 2.6%
Fundrise Industrial JV 1, LLC (1)(2)(3)
(Cost - $7,002)	$7,002

Total investments – 88.1%
(Cost - $223,353)	$239,645
Other assets in excess of liabilities – 11.9%	$32,352
Total Net Assets – 100.0%	$271,997

(1)	Represents an investment in an affiliate.
(2)	Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the financial statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.
(3)	Represents a non-income producing investment

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Assets and Liabilities

(unaudited)

(Amounts in thousands, except share and per share data)

As of June 30, 2021
ASSETS
Investments in affiliates, at fair value (cost $223,353)	$239,645
Cash and cash equivalents	31,146
Other assets	118
Investment income receivable	270
Receivable for Fund shares sold	1,247
Deferred offering costs	461
Receivable from Adviser	2,619
Total Assets	$275,506

LIABILITIES
Accounts payable and accrued expenses	$266
Payable to Adviser	1,148
Payable to Adviser - offering and organizational costs	1,866
Distributions payable	229
Total Liabilities	$3,509

Total Net Assets	$271,997

COMPONENTS OF NET ASSETS:
Paid in capital	$255,664
Distributable earnings	16,333
Total Net Assets	$271,997

NET ASSET VALUE:
Net assets	$271,997
Common shares; unlimited shares authorized; 25,228,191 shares outstanding as of June 30, 2021	25,228
Net Asset Value Per Share	$10.78

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Operations

(unaudited)

(Amounts in thousands)

For the Six Months ended June 30, 2021
Investment Income
Dividend income from investments in affiliates	$270
Total Investment Income	$270

Expenses
Management fees	$542
Legal fees	249
Audit and tax fees	108
Financial printing fees	8
Transfer agent fees	37
Offering costs	461
Directors’ fees	70
Bank and custody fees	128
Insurance fees	44
Miscellaneous expenses	26
Total Expenses	$1,673

Less: Expenses waived or borne by the Adviser	$(1,673)

Net Expenses	$-

Net Investment Income	$270

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	$-
Net change in unrealized appreciation/depreciation on investments	16,292
Total Net Realized and Unrealized Gain (Loss) on Investments	$16,292

Net Increase in Net Assets Resulting from Operations	$16,562

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statements of Changes in Net Assets

(unaudited)

(Amounts in thousands)

	For the Six Months ended June 30, 2021	For the Period from December 18, 2020 (Effective Date of the Fund’s Registration Statement) to December 31, 2020
Operations:
Net investment income	$270	$-
Net change in unrealized appreciation/depreciation on investments	16,292	-
Net Increase in Net Assets from Operations	$16,562	$-

Capital Share Transactions:
Proceeds from sale of shares	$257,565	$5
Repurchases of shares	(2,006)	-
Distributions to shareholders	(229)	-
Net Increase in Net Assets from Capital Share Transactions	$255,330	$5

Net Assets:
Beginning of Period	$105	$100
End of Period	$271,997	$105

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Cash Flows

(unaudited)

(Amounts in thousands)

For the Six Months ended June 30, 2021
OPERATING ACTIVITIES:
Net Increase in Net Assets Resulting from Operations	$16,562
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments in Real Estate Co-Investment Joint Ventures	(223,353)
Net change in unrealized appreciation/depreciation on investments	(16,292)
Changes in assets and liabilities:
Net (increase) decrease in investment income receivable	(270)
Net (increase) decrease in other assets	(111)
Net (increase) decrease in deferred offering costs	461
Net (increase) decrease in receivable from Adviser	(1,672)
Net increase (decrease) in accounts payable and accrued expenses	266
Net increase (decrease) in payable to Adviser	1,138
Net cash provided by (used in) operating activities	(223,271)
FINANCING ACTIVITIES:
Proceeds from issuance of common shares	256,318
Cash paid for shares repurchased	(2,006)
Net cash provided by (used in) financing activities	254,312

Net increase (decrease) in cash and cash equivalents	31,041
Cash and cash equivalents, beginning of period	105
Cash and cash equivalents, end of period	$31,146

Non-Cash Financing Activities:
Receivable for Fund shares sold	1,247

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Financial Highlights

(unaudited)

(Amounts in thousands, except share and per share data)

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended June 30, 2021
Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (1)	$0.02
Net realized and unrealized gain (loss) on investments	0.78
Total from investment operations	$0.80

Distributions on Common Shares
Net investment income (1)	$(0.02)
Total distributions to common shareholders	$(0.02)

Net asset value, end of period	$10.78

Total investment return based on net asset value (2)	7.80%

Ratios and supplemental data
Net assets, end of period	$271,997
Ratio of total expenses to average net assets (3)	2.57%
Ratio of net expenses to average net assets (3)(4)	0.00%
Ratio of net investment income to average net assets (3)(4)	0.41%
Portfolio turnover rate	0.00%

(1)	Based on average shares outstanding.
(2)	Total investment return based on net asset value is for the period indicated and has not been annualized. Total investment return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period indicated and assumes that dividends are reinvested in accordance with the Reinvestment Plans. Total investment returns would have been lower had certain expenses not been waived or borne by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Annualized; expenses do not include operating expenses of the underlying Real Estate Co-Investment Joint Ventures.
(4)	Net of expenses waived or borne by the Adviser.

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Notes to Financial Statements

(unaudited)

For the Six Months ended June 30, 2021

1.	Formation and Organization

Fundrise Real Estate Interval Fund, LLC (the “Fund”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending December 31, 2021. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on December 18, 2020. The Fund commenced investment operations on January 1, 2021.

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

The estimates and assumptions underlying these financial statements are based on information available as of June 30, 2021, including judgments about the financial market and economic conditions which may change over time.

As a result of the global outbreak of coronavirus, COVID-19, economic uncertainties have arisen that continue to have an adverse impact on economic and market conditions. The global impact of the outbreak has been rapidly evolving, and the outbreak presents material uncertainty and risk with respect to the Fund’s performance and financial results.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents may consist of money market funds, demand deposits and highly liquid investments with original maturities of three months or less. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution. To date, the Fund has not experienced any losses with respect to cash.

Valuation Oversight

The Board has approved procedures pursuant to which the Fund values its investments and has designated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund is evaluating the impact of adopting Rule 2a-5 on the financial statements and intends to comply with the new rule’s requirements on or before the compliance date in September 2022.

Fair Value Measurement

The following is a summary of certain of the methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or valuations that require significant management judgment or estimation.

Real Estate Co-Investment Joint Ventures are stated at fair value. See Note 8, Investments for further information regarding the Real Estate Co-Investment Joint Ventures. The Fund’s ownership interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable, and any other assets and liabilities of the joint venture. The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Discount rates, exit capitalization rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions. The fair values of mortgage and senior notes payable are generally determined by discounting the difference between the contractual interest rates and estimated market interest rates considering changes in credit spreads, as applicable. The significant unobservable inputs used in the fair value measurement of the Fund’s mortgage notes payable are the selection of prevailing market interest rates for similar notes and the loan to value ratios. The significant unobservable inputs used in the fair value measurement of the Fund’s senior notes payable are the selection of certain prevailing market interest rates for similar notes.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments carried at fair value (amounts in thousands):

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Real Estate Co-Investment Joint Ventures	$—	$—	$239,645	$239,645
Total Investments	$—	$—	$239,645	$239,645

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of June 30, 2021 (amounts in thousands). The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique	Unobservable Input (1)	Range (Weighted Average)	Impact to Valuation from an Increase in input
Real Estate Co-Investment Joint Ventures	$161,563	Income Approach, Discounted Cash-Flow Method	Discount Rate	9.0% - 12.0% (10.2%)	Decrease
			Exit Capitalization Rate	4.8% - 5.0% (4.8%)	Increase
	78,082	Recent Transaction	Transaction Price	N/A	Increase

(1)	Represents the significant unobservable inputs used to fair value the financial instruments of the joint ventures. The fair value of such financial instruments is the largest component of the valuation of such entity as a whole.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Real Estate Co-Investment Joint Ventures
Balance as of January 1, 2021	$—
Accrued Discounts (premiums)	—
Realized Gain (Loss)	—
Change in Unrealized Appreciation/Depreciation	16,292
Purchases	223,353
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2021	$239,645
Change in unrealized appreciation/depreciation for the period ended June 30, 2021, related to Level 3 investments held at June 30, 2021	$16,292

During the six months ended June 30, 2021, investments in affiliates were as follows (amounts in thousands):

Affiliate	Shares held		Balance as of December 31, 2020	Purchases at cost	Proceeds from sales	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation/depreciation	Balance as of June 30, 2021
Fundrise SFR JV 1, LLC	N/A	(1)	$—	$107,609	$—	$—	$—	$9,331	$116,940
Fundrise MF JV 1, LLC	N/A	(1)	—	98,830	—	—	270	6,961	105,791
Fundrise SFR Dev JV 1, LLC	N/A	(1)	—	9,912	—	—	—	—	9,912
Fundrise Industrial JV 1, LLC	N/A	(1)	—	7,002	—	—	—	—	7,002
Total	N/A		$—	$223,353	$—	$—	$270	$16,292	$239,645

(1)	As of June 30, 2021, the investments in affiliates consist of co-investments in joint ventures in exchange for membership interests. As of June 30, 2021, the Fund owns 90% of the membership interests in each of Fundrise SFR JV 1, LLC and Fundrise MF JV 1, LLC, 60% of the membership interests in Fundrise SFR Dev JV 1, LLC, and 20% of the membership interests in Fundrise Industrial JV 1, LLC.

Organizational and Offering Costs

Organizational costs may include, among other things, the cost of organizing as a Delaware limited liability company, the cost of certain legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to offering the Fund’s Shares. All offering costs paid by the Adviser prior to commencement of operations are recorded as a Payable to Adviser – offering and organizational costs in the Statement of Assets and Liabilities and were initially accounted for as a deferred charge until commencement of operations. Upon commencement of operations, these offering costs are amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Adviser are subject to reimbursement pursuant to the Expense Limitation Agreement as described in Note 7, Investment Manager Fees and Other Related Party Transactions.

Income Taxes

The Fund intends to elect to be taxed as a REIT under the Code, and intends to operate as such, commencing with the taxable year ending December 31, 2021. To qualify as a REIT, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual REIT taxable income to the shareholders of the Fund (“Shareholders”) (which is computed without regard to the dividends paid deduction or net capital gain and which does not necessarily equal net investment income as calculated in accordance with U.S. GAAP). As a REIT, the Fund generally will not be subject to U.S. federal income tax to the extent it distributes qualifying dividends to its Shareholders. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. For the open tax periods, the Fund has no uncertain tax positions that would require recognition in the financial statements.

Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six months ended June 30, 2021, the Fund did not incur any income tax, interest, or penalties.

Issuance of Shares

The Fund offers its shares on a continuous basis through the Fundrise Platform, an investment platform available both online at www.fundrise.com and through various mobile applications owned and operated by the Sponsor. The price a Shareholder pays for shares is based on the Fund’s NAV. The NAV of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Standard Time.

Distributions To Shareholders

The Fund intends to make distributions necessary to qualify for taxation as a REIT. The Fund expects that it will declare daily distributions from net investment income to Shareholders of record as of close of business on each day, paid on a quarterly basis, or more or less frequently as determined by the Board, in arrears. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain REIT tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. Distributions to shareholders of the Fund are recorded on the ex-dividend date.

Dividend Reinvestment

The Fund will operate under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, a Shareholder’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, will be reinvested in the Shares of the Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan. Unless a Shareholder elects to “opt in” to the Fund’s dividend reinvestment policy, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the policy. When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in Shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per Share next computed after the distribution is paid.

Shareholders who do not participate in the Fund’s dividend reinvestment policy will receive all dividends in cash.

Investment Income and Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is reported on the ex-dividend date.

3.	Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Principal Risks” in the Fund’s Prospectus and Statement of Additional Information filed on April 30, 2021 and the Fund’s other filings with the SEC.

Non-Listed Closed-End Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company operating as an “interval fund” and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share.

Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of a Shareholder’s Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, a Shareholder may not be able to sell their Shares when or in the amount that they desire.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that a Shareholder invests. The value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. At any point in time, Shares may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Global economic, political and market conditions and economic uncertainty, including those caused by the ongoing coronavirus (COVID-19) pandemic, may adversely affect the Fund’s business, results of operations and financial condition.

Risks Related to Specific Private Commercial Real Estate (“CRE”) Property Types. The Fund intends to invest in a variety of Private CRE property types, which will expose the Fund to risks associated with Private CRE, including general risks affecting all types of Private CRE property and certain specific risks associated with specific types of Private CRE property.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

Risks Related to the Fund’s Tax Status as a REIT. The Fund intends to elect to be taxed as and to qualify for treatment each year as a REIT under the Code. However, qualification as a REIT for tax purposes involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT tax status. Failure to qualify for taxation as a REIT would cause the Fund to be taxed as a regular corporation, which would substantially reduce funds available for distributions to Shareholders. In addition, complying with the requirements to maintain its REIT tax status may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments, adversely affect the Fund’s liquidity and force the Fund to borrow funds during unfavorable market conditions, and/or limit the Fund’s ability to hedge effectively and cause the Fund to incur tax liabilities.

4.	Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended June 30, 2021 (all tabular amounts are in thousands except share data):

	For the Six Months Ended June 30, 2021
Common shares:	Shares	Amount
Beginning shares	10,500	$105
Gross proceeds from offering	25,418,291	257,565
Reinvestment of distributions	—	—
Total gross proceeds	25,418,291	$257,565
Less: Shares repurchased	(200,599)	(2,006)
Net proceeds from common shares	25,217,691	$255,559

As of June 30, 2021, the Fund has issued 10,000 common shares to the Sponsor and 500 common shares to Fundrise, L.P., an affiliate of the Sponsor.

5.	Distributions to Shareholders

Distributions are calculated based on Shareholders of record each day during the distribution period. The table below outlines the Fund’s total distributions declared to Shareholders and distributions relating to the Sponsor and its affiliates for the six months ended June 30, 2021 (all tabular amounts are in thousands):

	Shareholders
Distributions for the Period:	Total Declared		Date of Declaration	Total Paid/Reinvested as of June 30, 2021	Payment Date
For the six months ended June 30, 2021	$229	(1)	05/28/2021	$-	07/13/2021
Total	$229			$-

(1)	Total distributions declared to related parties are included in total distributions declared to all members. For the six months ended June 30, 2021, total distributions declared to related parties were approximately $100.

6.	Repurchase Offers

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to Shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at quarterly intervals a specified percentage of its outstanding Shares at NAV (the “Repurchase Offer Policy”). The Repurchase Offer Policy provides that, once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless suspended or postponed in accordance with regulatory requirements. The Repurchase Offer Policy is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

To conduct a repurchase offer, the Fund will send a repurchase offer notice to Shareholders no less than 21 days and no more than 42 days before the date (the “Repurchase Request Deadline”) by which the Fund announces that Shareholders must tender their Shares in response to such repurchase offer notice. The Fund must receive repurchase requests submitted by Shareholders in response to the Fund’s repurchase offer on or before the Repurchase Request Deadline.

The Repurchase Offer Policy provides that the repurchase pricing occurs no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). The repurchase price of the Shares will be the Fund’s NAV as of the close of the Repurchase Pricing Date.

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

The Fund may not condition a repurchase offer upon the tender of any minimum number of Shares. The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to approval of the Board.

The following table presents the repurchase offers that were completed during the six-months ended June 30, 2021 (all tabular amounts are in thousands except share data):

Repurchase Offers	First Quarter Repurchase
Commencement Date	March 5, 2021
Repurchase Request Deadline	March 31, 2021
Repurchase Pricing Date	April 1, 2021
Amount Repurchased	$2,006
Shares Repurchased	200,599

7.	Investment Manager Fees and Other Related Party Transactions

The Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) of 0.85% of the Fund’s average daily net assets. The Management Fee will be calculated and payable quarterly in arrears. For the six months ended June 30, 2021, the Adviser waived the Management Fee, totaling approximately $542,000, in accordance with the Expense Limitation Agreement discussed in further detail below.

The Adviser and the Fund also entered into an Expense Limitation Agreement. Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its Management Fee and/or pay or reimburse the expenses of the Fund to the extent necessary to limit the Fund’s Operating Expenses (including organizational and offering costs, but excluding property management, origination, acquisition, construction management, development, servicing, special servicing, disposition, liquidation fees or expenses and any other fees or expenses related to the operating of real property and debt and real-estate related investments, interest payments, taxes, brokerage commissions, third-party legal and audit fees, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a REIT, repurchase fees, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses) (the “Operating Expenses”) to 2.00% of the Fund’s average daily net assets. The Adviser will be entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending thirty-six months after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

All organization and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to the Expense Limitation Agreement. Subject to the limitations on reimbursements by the fund under the Expense Limitation Agreement such reimbursements of organization and offering costs will be made in monthly installments, but the aggregate monthly amount reimbursed can never exceed 1.00% of the aggregate gross proceeds from the offering of the Fund’s Shares during the applicable month. If the sum of the total unreimbursed organizational and offering costs, plus new costs incurred since the last reimbursement payment exceeds the reimbursement limit described above for the applicable monthly installment, the excess will be eligible for reimbursement in subsequent months (subject to the 1.00% limit), calculated on an accumulated basis, until the Adviser has been reimbursed in full or until the Expense Limitation Agreement reimbursement period has expired.

The Expense Limitation Agreement may be terminated only by the Fund’s Board. After its initial term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion. The First Amendment to the Agreement amended the initial term of the Agreement, which will now remain in effect until May 1, 2022.

As of June 30, 2021 the Adviser voluntarily waived all expenses of the Fund. During the six months ended June 30, 2021, expenses waived and or paid by the Adviser amounted to approximately $1,277,000.

The Adviser is permitted to seek recoupment from the Fund of any contractual or voluntary fee waivers or expense reimbursements if recoupment by the Adviser (a) occurs within thirty-six months after the date of the waiver/reimbursement and (b) does not cause the Fund’s Operating Expenses to exceed the lesser of the contractual expense limitation amount in effect at the time of the waiver/reimbursement or at the time of the recoupment. As of June 30, 2021, the Fund had remaining expense waivers and/or reimbursement (not inclusive of organization and offering expenses) subject to recoupment by the Adviser and respective dates of expiration as follows (amounts in thousands):

Recoupment expiration	Expenses remaining
Expires during the year ended December 31, 2021	$—
Expires during the year ended December 31, 2022	—
Expires during the year ended December 31, 2023	10
Expires during the year ended December 31, 2024	1,277
Total fee waiver/expense reimbursement subject to recoupment	$1,287

As of June 30, 2021, the Fund had remaining organization and offering cost expense waivers and/or reimbursement (not inclusive of organization and offering costs) subject to recoupment by the Adviser and respective dates of expiration as follows (amounts in thousands):

Recoupment expiration	Organization and offering cost expenses remaining
Expires December 31, 2021	$—
Expires December 31, 2022	1,031
Expires December 31, 2023	835
Expires December 31, 2024	—
Total fee waiver/expense reimbursement subject to recoupment	$1,866

For the six months ended June 30, 2021, the Adviser did not seek recoupment for any fees.

The Fund will reimburse the Adviser for actual expenses incurred on behalf of the Fund in connection with the selection, acquisition or origination of an investment, to the extent not reimbursed by a third-party borrower, whether or not the Fund ultimately acquires or originates the investment. The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, utilities or technology costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund. For the six months ended June 30, 2021, the Adviser did not incur any such costs on the Fund’s behalf, and as such no expenses are payable as of June 30, 2021.

The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation fees and expenses associated with the selection, acquisition or origination of real estate properties, construction, real estate development, special servicing of non-performing assets (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in real estate. No such fees were incurred or paid by the Fund to the Adviser or its affiliates for the six months ended June 30, 2021.

The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second Amended and Restated Operating Agreement (“Operating Agreement’) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and Investment Management Agreement.

8.	Investments

The Fund gains exposure to Private CRE through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Real Estate Investment Vehicles”). For the six months ended June 30, 2021, Real Estate Investment Vehicles consist of entities in which the Fund co-invested alongside affiliates of the Fund, including those of the Adviser (“Real Estate Co-Investment Entities Joint Ventures”), pursuant to the terms and conditions of the exemptive order issued by the SEC to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser.

Instead of acquiring full ownership of Private CRE investments through a wholly owned entity, the Fund acquires partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the Real Estate Co-Investment Entities Joint Ventures will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Private CRE or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying Private CRE, as applicable, owned by the Real Estate Co-Investment Entities Joint Ventures. The Fund’s ownership in the Real Estate Co-Investment Entities Joint Ventures is passive in nature, and the Fund may have a greater economic interest but less control rights in the Real Estate Co-Investment Entities Joint Ventures than the affiliate in which the Fund co-invests alongside.

The Fund’s investments in real estate through the securities of a Real Estate Co-Investment Entities Joint Ventures with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Real Estate Co-Investment Entities Joint Ventures to co-invest alongside certain entities affiliated with or managed by the Adviser (REITs (each, an “eREIT®”) or other non-REIT compliant real estate-related funds). The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance.

During the six months ended June 30, 2021, there were no purchases or proceeds from sales of investments (excluding short-term investments) other than the investments in affiliates reflected in Note 2, Summary of Significant Accounting Policies – Fair Value Measurement.

Pursuant to Regulation S-X 10-01(b), Interim Financial Statements, summarized interim income statement information is required for an unconsolidated subsidiary within an interim financial statement if the unconsolidated subsidiary would otherwise require separate audited financial statements within an annual report pursuant to Regulation S-X 3-09. In accordance with the definition of a “significant subsidiary” as defined by Regulation S-X rule 1-02(w)(2) (amendment effective January 1, 2021) the Fund deemed Fundrise SFR JV 1, LLC and Fundrise MF JV 1, LLC as significant subsidiaries.

The following table shows summarized income statement information for Fundrise SFR JV 1, LLC for the six months ended June 30, 2021 (amounts in thousands):

Summary Statement of Operations (1)	For the Six Months ended June 30, 2021
Total revenue	$1,054
Operating expenses	(1,177)
Operating Income	$(123)
Interest expense	(298)
Depreciation and amortization	(575)
Fair value adjustment	(45)
Net income (loss)	$(1,041)

(1)	The unconsolidated subsidiary noted reports in accordance with U.S. GAAP, but does not fall within the scope of the accounting and reporting guidance in the FASB ASC Topic 946, Financial Services – Investment Companies. The subsidiary is therefore not required to and has elected not to fair value all of its investments. Accordingly, the summarized income statement information shown for the unconsolidated subsidiary does not reflect fair value adjustments for assets other than derivatives.

The following table shows summarized income statement information for Fundrise MF JV 1, LLC for the six months ended June 30, 2021 (amounts in thousands):

Summary Statement of Operations (1)	For the Six Months ended June 30, 2021
Total revenue	$4,280
Operating expenses	(1,838)
Operating Income	$2,442
Interest expense	(460)
Depreciation and amortization	(2,776)
Fair value adjustment	-
Net income (loss)	$(794)

(1)	The unconsolidated subsidiary noted reports in accordance with U.S. GAAP, but does not fall within the scope of the accounting and reporting guidance in the FASB ASC Topic 946, Financial Services – Investment Companies. The subsidiary is therefore not required to and has elected not to fair value all of its investments. Accordingly, the summarized income statement information shown for the unconsolidated subsidiary does not reflect fair value adjustments.

9.	Subsequent Events

In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring through August 26, 2021, the date at which the financial statements were available to be issued.

Offering

As of August 26, 2021, the Fund had raised additional gross offering proceeds of approximately $104.6 million since June 30, 2021.

New Investments

As of August 26, 2021, the Fund has contributed additional capital of approximately $55.8 million to various Real Estate Co-Investment Entities Joint Ventures since June 30, 2021.

Share Transactions

As of August 26, 2021, the following repurchase offers have occurred (all tabular amounts are in thousands except share data):

Repurchase Offers	Second Quarter Repurchase
Commencement Date	June 7, 2021
Repurchase Request Deadline	June 30, 2021
Repurchase Pricing Date	July 1, 2021
Amount Repurchased	$4,087
Shares Repurchased	378,456

Other Matters

At its meeting on July 27, 2021, the Board appointed Alison A. Staloch as the Treasurer and Principal Financial/Accounting Officer of the Fund, effective as of July 27, 2021. Ms. Staloch replaced Benjamin S. Miller as the Principal Financial/Accounting Officer of the Fund. Mr. Miller remains in his other existing roles as Director, President and Principal Executive Officer of the Fund and as Chairperson of the Board.

Additional Information (Unaudited):

1.	Approval of Investment Management Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At meetings held on January 3, 2020 (the “January Meeting”) and November 20, 2020 (the “November Meeting” and together with the January Meeting, the “Organizational Meeting”), the Board of Directors (the “Board”) of Fundrise Real Estate Interval Fund, LLC (the “Fund”) considered and discussed a proposed investment management agreement (the "Agreement") between Fundrise Advisors, LLC (the “Adviser”) and the Fund. At the November Meeting, the Board, including each of the Independent Directors, unanimously voted to approve the Agreement for an initial two-year period. The initial two-year term of the Agreement commenced on December 18, 2020.

In the months preceding the Organizational Meeting, the Board reviewed written responses from the Adviser to questions posed to the Adviser by counsel on behalf of the Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement. The Board also considered the materials and in-person presentations by Fund officers and representatives of the Adviser received at the Organizational Meeting concerning the Agreement.

In determining whether to approve the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. In connection with their deliberations, the Independent Directors met separately in executive session to review the relevant materials. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services to be provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services to be provided by the Adviser. The Board noted the non-investment advisory services to be provided by the Adviser consistent with the terms of the Agreement, including the supervision and coordination of the Fund’s service providers and the provision of administrative, management and other services. The Board considered the Adviser’s reputation, organizational structure, resources and overall financial strength and ability to carry out its obligations under the Agreement. The Board also considered that, although the Fund would be the first registered investment company managed by the Adviser, the Adviser had extensive experience managing other similar pooled investment vehicles that invest in real estate-related assets (the “Other Investment Vehicles”).

The Board considered the Adviser’s professional personnel who will provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance record of the Adviser. The Board noted the Adviser’s support of the Fund’s compliance control structure, including the resources that will be devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser to combat cybersecurity risks. The Board also considered the Adviser’s investments in business continuity planning designed to benefit the Fund. The Board noted the Adviser’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Fund and its service providers operate.

The Board considered the day-to-day portfolio management services that the Adviser will provide to the Fund. In this regard, the Board considered, among other things, the Adviser’s investment philosophy and processes, investment research capabilities and resources, performance record, experience, trading operations and approach to managing risk, including with respect to investments in real estate-related assets. The Board considered the quality and experience of the Fund’s portfolio managers, the number of Other Investment Vehicles managed by the portfolio managers, and the Adviser’s method for compensating the portfolio managers. Moreover, the Board considered that the Adviser would oversee potential conflicts of interest between the Fund’s investments and those of the Other Investment Vehicles.

In addition, the Board considered the assumption of business, entrepreneurial, overall managerial and other risks by the Adviser in connection with launching and managing the Fund. The Board noted that the Fund is a closed-end interval fund that operates in accordance with the framework set forth in Rule 23c-3 under the 1940 Act. In this connection, the Board considered the special attributes of the Fund relative to traditional mutual funds and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining an infrastructure necessary to support the on-going operations of the Fund.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Agreement.

Fund Performance

The Board noted that the Fund is newly formed and did not have a prior performance record. The Board considered the investment performance of the Adviser and the Fund’s portfolio managers, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, performance data showing the portfolio manager’s capabilities in managing the Other Investment Vehicles. The Board reviewed the performance of each Other Investment Vehicle over different time periods presented in the materials and evaluated the Adviser’s analysis of the Other Investment Vehicle’s performance for these time periods. The Board noted that the Adviser did not manage a registered investment company that uses an investment strategy similar to that proposed for the Fund. The Board also considered performance data for an appropriate group of peer closed-end interval funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data.

Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.

Management Fees and Expenses

The Board reviewed and considered the proposed management fee rate to be paid by the Fund to the Adviser under the Agreement and the Fund’s anticipated total expense ratio. The Board received and reviewed a report prepared by Broadridge comparing the Fund’s proposed management fee rate and anticipated total expense ratio relative to the Fund’s Peer Group. In considering the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s contractual management fee, actual management fee and anticipated total expense ratio were each below the median of the Fund’s Peer Group. The Board also noted the Adviser’s contractual undertaking to limit the Fund’s operating expenses to a specified level through an expense limitation agreement with the Fund.

The Board received and considered a description of the methodology used by Broadridge to select the closed-end interval funds in the Peer Group. While the Board recognized that comparisons between the Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of registered funds and the different business model and cost structure of the Adviser, the comparative, independently-selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser to the Other Investment Vehicles. The Board considered the explanations provided to the Adviser about any differences between the Adviser’s services to be provided to the Fund and the services it provides to the Other Investment Vehicles. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered funds such as the Other Investment Vehicles. The Board also reviewed information about structural, operational and other differences between the Other Investment Vehicles and the Fund. Based on its consideration of the factors and information it deemed relevant, the Board concluded that the compensation payable to the Adviser under the Agreement was reasonable.

Profitability

The Board received and considered information about the Adviser’s projected costs of launching the Fund and the projected profitability to the Adviser from providing services to the Fund. The Board received and considered information regarding the methodologies and estimates used by the Adviser in calculating and reporting profitability, including a description of the methodology used to allocate certain expenses. In evaluating the estimated profitability to the Adviser from providing services to the Fund, the Board considered the Adviser’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to the Adviser would depend on, among other factors, the growth of the Fund’s assets under management.

Based on its review, the Board did not deem the estimated profits reported by the Adviser from providing services to the Fund to be at a level that would prevent the Board from approving the Agreement.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of shareholders of the Fund. In this regard, the Board noted the absence of any breakpoints in the Agreement’s fee structure but considered that expense limitations and fee waivers that reduce the Fund’s expenses can have the same effect as breakpoints in sharing potential economies of scale with shareholders. In addition, the Board considered that initially setting competitive fee rates, pricing the Fund to scale at inception and making additional investments in the business intended to enhance services available to shareholders are other means of sharing potential economies of scale with shareholders.

The Board concluded that the Adviser’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board noted that it will have the opportunity to periodically reexamine whether the Fund has achieved any economies of scale and the appropriateness of any potential future management fee breakpoints as part of its future review of the Agreement.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund.

The Board noted that the Fund would be among the investment options available to investors participating in certain investment plans sponsored by the Adviser or its affiliates. The Board considered that the Adviser receives asset-based fees from plan participants, which the Board considered could be viewed as an indirect benefit to the extent investments in the Fund support these plans. The Board also considered information about certain fees that the Adviser or its affiliates may be entitled to receive in connection with the selection, acquisition or origination of real estate property investments by the Fund.

Based on its consideration of the factors and information it deemed relevant, the Board did not deem any ancillary benefits that may be received by the Adviser and its affiliates to be unreasonable.

Conclusion

At the Organizational Meeting, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Board unanimously approved the Agreement.

2.	Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov.

3.	Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the most recent twelve month period ended June 30, is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov. During the six months ended June 30, 2021, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.

4.	Compensation of Directors

Each Director who is not an “interested person” of the Fund (i.e., an “Independent Director”) receives an annual retainer of $35,000 plus reimbursement of related expenses in connection with his or her service on the Board of the Fund, as such amount may be updated by the Board. The Fund’s Statement of Additional Information includes additional information about the Directors and is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov.

5.	Directors and Officers

The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and officers of the Fund as of June 30, 2021. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. For more information regarding the Directors and officers, please refer to the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (202) 584-0550.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Jeffrey R. Deitrich (1982) Director	01/2020 to present	Principal, Frenchtown Enterprises (real estate investment firm) (since 2019); Principal, Better Building Solutions (technology integration and managed services firm) (since 2016). Formerly, Vice President, Silverstein Properties, Inc. (real estate investment and development firm) (2007-2016); Asset Manager, Prudential Real Estate Investors (private equity) (2004-2007).	1	None
Glenn R. Osaka (1955) Lead Independent Director	01/2020 to present	Consultant and Private Investor (early stage technology companies) (since 2013). Formerly, Senior Vice President, Services, Juniper Networks, Inc. (2009-2013); Vice President, Strategy and Operations, Cisco Systems, Inc. (2007-2009); President and Chief Executive Officer, Reactivity Inc. (technology start-up company) (2001-2006); Managing Director, Redleaf Group (venture capital firm) (1999-2000); Vice President and General Manager, Enterprise Computing, Hewlett-Packard (1979-1998).	1	None
Alexander J. Rouse (1977) Director	01/2020 to present	Senior Director, Asset Management, TruAmerica Multifamily, LLC (multifamily real estate investment firm) (since January 2020). Formerly, Vice President, The Severn Companies (multifamily real estate investment and development firm) (2015 – January 2020); Asset Manager, Alex Brown Realty, Inc. (real estate investment firm) (2013- 2015); Principal, Yantz Capital, LLC (real estate transaction consulting firm) (2009-2013).	1	None
Gayle P. Starr (1954) Director	11/2020 to present	Consultant and Advisor, Starr RE Consultants, LLC (real estate and diversity consulting firm) (since 2019); Advisor, Bridge33 Capital, LLC (commercial real estate investment firm) (since 2019); Advisor, First Republic Bank (commercial bank and trust company) (since 2019); Consultant, Rubicon Point Partners, LLC (commercial real estate investment firm) (since 2019). Formerly, Managing Director (2015- 2019) and Senior Vice President (2002-2015), Global Capital Markets, Prologis, Inc. (publicly traded real estate investment trust).	1	None

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Interested Director
Benjamin S. Miller[3] (1976) Director, Chairperson and President	01/2020 to present	Chief Executive Officer and Interim Chief Financial Officer and Treasurer, Fundrise Advisors, LLC (since 2012); Co-Founder, Chief Executive Officer and Director, Rise Companies Corp. (since 2012).	1	None

[1]	Each Director serves until serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.
[2]	The “Fund Complex” consists of the Fund only.
[3]	Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupations During Past 5 Years
Michelle A. Mirabal (1988) Secretary and Chief Compliance Officer	11/2020 to present	Deputy General Counsel, Fundrise Advisors, LLC and Rise Companies Corp. (since 2019); Corporate Counsel, Amherst Residential, LLC (2018-2019); Associate, Hogan Lovells US LLP (2014-2018).
Alison A. Staloch (1980) Treasurer and Principal Financial/Accounting Officer	07/2021 to present	Chief Financial Officer, Fundrise Advisors, LLC and Rise Companies Corp. (since 2021); Chief Accountant (2017-2021), Assistant Chief Accountant (2015-2017), Division of Investment Management, U.S. Securities and Exchange Commission; Senior Manager, KPMG LLP (2005-2015).
[1]	The term of office for each officer will continue indefinitely.

Item 2.	Code of Ethics

Not applicable for semi-annual reporting period.

Item 3.	Audit Committee Financial Expert

Not applicable for semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services

Not applicable for semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants

Not applicable for semi-annual reporting period.

Item 6.	Investments

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) There were no divestment of securities (as defined by Section 13(c) of the Investment Company Act) for this semi-annual reporting period.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable for semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable for semi-annual reporting period.

(b) As of August 26, 2021, there have been no changes in portfolio managers since the most recent annual report.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no repurchases of equity securities by the Sponsor or other affiliated purchasers for this semi-annual reporting period.

Item 10.	Submission of Matters to a Vote of Security Holders

As of August 26, 2021, there have been no material changes in the procedures by which shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1) Not applicable

(a)(2) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Real Estate Interval Fund, LLC

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	President

Date:	August 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	Principal Executive Officer

Date:	August 26, 2021

By:	/s/ Alison A. Staloch
	Name:	Alison A. Staloch
	Title:	Treasurer and Principal Financial/Accounting Officer

Date:	August 26, 2021